UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 2, 2010

Date of Report (Date of earliest event reported)

New Frontier Media, Inc.

(Exact Name of registrant as specified in charter)

Colorado	000-23697	84-1084061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Winchester Circle, Suite 200, Boulder, Colorado 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 2, 2010, the Compensation Committee of the Board of Directors (the “Board”) of the New Frontier Media, Inc. (the “Company”) approved forms of Incentive Stock Option Agreement, Nonqualified Stock Option Agreement, Restricted Stock Award Agreement, Bonus Stock Award Agreement and Stock Appreciation Right Award Agreement (collectively, the “Form Agreements”) for use in connection with future grants of Company stock options, restricted stock (“Restricted Stock”), common stock (“Common Stock”) and stock appreciation rights (“SAR”) made under the New Frontier Media, Inc. 2010 Equity Incentive Plan (the “Incentive Plan”).  The Incentive Plan was approved by the Company’s shareholders on August 23, 2010 at its 2010 Annual Meeting of Shareholders.  A summary description of the Form Agreements is set forth below.

Incentive Stock Option Agreement

The Incentive Stock Option Agreement provides for the grant by the Company of an incentive stock option (“ISO”), within the meaning of Internal Revenue Code (the “Code”) Section 422, to an eligible participant, as defined in the Incentive Plan (each, an “Eligible Participant”), to purchase Common Stock pursuant to the Incentive Plan.  The number of shares subject to the ISO grant, purchase price per share, expiration date and vesting date and conditions will be determined by the Company at the time of such ISO grant, unless otherwise set forth in the Incentive Plan.

Nonqualified Stock Option Agreement

The Nonqualified Stock Option Agreement provides for the grant by the Company of a nonqualified stock option (“NQSO”) to an Eligible Participant, to purchase Common Stock pursuant to the Incentive Plan.  Such NQSO is not intended to qualify as an ISO within the meaning of Code Section 422.  The number of shares subject to the NQSO grant, purchase price per share, expiration date and vesting date and conditions will be determined by the Company at the time of such NQSO grant, unless otherwise set forth in the Incentive Plan.

Restricted Stock Award Agreement

The Restricted Stock Award Agreement provides for the grant by the Company of Restricted Stock to an Eligible Participant pursuant to the Incentive Plan.  The number of shares of Restricted Stock subject to the Restricted Stock grant, purchase price per share, expiration date and vesting date and conditions will be determined by the Company at the time of such Restricted Stock grant, unless otherwise set forth in the Incentive Plan.

Bonus Stock Award Agreement

The Bonus Stock Award Agreement provides for the grant by the Company of a Common Stock bonus award (the “Bonus Award”) to an Eligible Participant pursuant to the Incentive Plan.  The number of shares subject to the Bonus Award and the purchase price per share will be determined by the Company at the time of such Bonus Award grant.

Stock Appreciation Right Award Agreement

The Stock Appreciation Right Award Agreement provides for the grant by the Company of a SAR to an Eligible Participant pursuant to the Incentive Plan.  The number of shares subject to the SAR, base price of the SAR per share, exercise price (if any), expiration date and vesting date and conditions will be determined by the Company at the time of such SAR grant, unless otherwise set forth in the Incentive Plan.

The foregoing summary description of the Form Agreements is qualified in its entirety by reference to such Form Agreements, copies of which are filed as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Incentive Stock Option Agreement

99.2	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Nonqualified Stock Option Agreement

99.3	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Restricted Stock Award Agreement

99.4	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Bonus Stock Award Agreement

99.5	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Stock Appreciation Right Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2010	NEW FRONTIER MEDIA, INC.

	By:	/s/ Michael Weiner
	Name:	Michael Weiner
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Incentive Stock Option Agreement

99.2	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Nonqualified Stock Option Agreement

99.3	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Restricted Stock Award Agreement

99.4	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Bonus Stock Award Agreement

99.5	Form of New Frontier Media, Inc. 2010 Equity Incentive Plan Stock Appreciate Right Award Agreement